UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

ServiceWare Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30277	25-1647861

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Torre Avenue, Suite 350
Cupertino, CA	95014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (408) 863-5800

12 Federal Street, One North Shore, Suite 503, Pittsburgh, PA 15212

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 14, 2005, ServiceWare Technologies, Inc., a Delaware corporation (“ServiceWare”), filed a Current Report on Form 8-K to report the merger of its wholly-owned subsidiary with and into Kanisa Inc., a Delaware corporation (“Kanisa”) as a result of which Kanisa became a wholly-owned subsidiary of ServiceWare. As permitted under Item 9.01(a)(4) of Form 8-K, ServiceWare previously indicated that it would file the financial statements and pro forma financial information required under Items 9.01(a) and 9.01(b) of Form 8-K no later than the date required. This amended Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by ServiceWare on February 14, 2005.

Item 9.01 Financial Statements and Exhibits

a.	Financial statements of business acquired

            The following audited financial statements of Kanisa are included as Exhibit 99.1 in this amended Current Report:

Independent Auditors’ Report

Balance Sheets as of December 31, 2004 and 2003

Statements of Operations for the Years Ended December 31, 2004 and 2003

Statements of Convertible Preferred Stock and Stockholders’ Deficit for the Years Ended December 31, 2004 and 2003

Statements of Cash Flows for the Years Ended December 31, 2004 and 2003

Notes to Financial Statements

b.	Pro forma financial information

            The following unaudited condensed combined pro forma financial statements of ServiceWare, giving effect to the merger with Kanisa, prepared pursuant to Article 11 of Regulation S-X, are included as Exhibit 99.2 in this amended Current Report:

Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2004

Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2004

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

c.	Exhibits

            The following exhibits are filed as part of this report:

23.1	Independent Auditors' Consent

99.1	Audited financial statements of Kanisa Inc. as of and for the years ended December 31, 2004 and 2003

99.2	Unaudited pro forma combined condensed financial statements of ServiceWare, giving effect to the acquisition of Kanisa Inc.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005	SERVICEWARE TECHNOLOGIES, INC.

By: /s/ Bruce Armstrong
Name: Bruce Armstrong
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document

23.1	Independent Auditors' Consent

99.1	Audited financial statements of Kanisa Inc. as of and for the years ended December 31, 2004 and 2003

99.2	Unaudited pro forma combined condensed financial statements of ServiceWare, giving effect to the acquisition of Kanisa Inc.

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